                     Morgan Stanley Asia-Pacific Fund, Inc.
                          Item 77(O) 10F-3 Transactions
                         January 1, 2007 - June 30, 2007

Securit  Purch  Size    Offeri Total     Amount  % of    % of
   y      ase/  of      ng     Amount    of      Offeri  Fund  Brokers    Purcha
Purchas  Trade  Offeri  Price  of        Shares  ng      s                sed
   ed     Date  ng      of     Offerin   Purcha  Purcha  Tota             From
                        Shares g         sed     sed     l
                                         By      By      Asse
                                         Fund    Fund    ts

         02/05    -                                                        DBS
Cityspr   /07                                                   Morgan    Vicker
  ing                   S$0.89 $188,00   248,00   0.08%  0.02  Stanley,   s Sec
Infrast                         0,000      0              %       DBS      Pte
ructure                                                                    Ltd
 Trust

                                                                 China
                                                               Internati
                                                                 onal
                                                                Capital
                                                               Corporati
                                                                  on
                                                               Limited,
                                                                 CITIC
                                                               Securitie
                                                                s Co.,
                                                                 Ltd.,
                                                               Citigroup
                                                                Global
                                                                Markets
                                                                 Asia
                                                               Limited,
                                                               The Hong
                                                               Kong and
                  -                                            Shanghai
         04/23                                                  Banking
         /07                                                   Corporati
                                                                  on
                                                               Limited,
                                                               The Hong
                                                               Kong and
                                                               Shanghai   Citigr
 China                  HKD5.8                    0.00%  0.02   Banking    oup
 Citic                    6    $3,670,   187,00           %    Corporati
  Bank                         372,685     0                      on
 Corp.                                                         Limited,
Limited                                                         Lehman
                                                               Brothers
                                                                 Asia
                                                               Limited,
                                                                 China
                                                               Internati
                                                                 onal
                                                                Capital
                                                               Corporati
                                                               on (Hong
                                                                 Kong)
                                                               Limited,
                                                                 CITIC
                                                               Securitie
                                                                   s
                                                               Corporate
                                                                Finance
                                                                 (HK)
                                                               Limited,
                                                                Morgan
                                                                Stanley
                                                                 Dean
                                                                Witter
                                                                 Asia
                                                               Limited,
                                                               BOCI Asia
                                                               Limited,
                                                                 ICEA
                                                                Capital
                                                               Limited,
                                                               Sun Hung
                                                                  Kai
                                                               Internati
                                                                 onal
                                                               Limited,
                                                                  CCB
                                                               Internati
                                                                 onal
                                                                Capital
                                                               Limited,
                                                                 First
                                                               Shanghai
                                                               Securitie
                                                                   s
                                                               Limited,
                                                                Guotai
                                                                 Junan
                                                               Securitie
                                                                s (Hong
                                                                 Kong)
                                                               Limited,
                                                               Tai Fook
                                                               Securitie
                                                               s Company
                                                                Limited